Exhibit 23

                   Consent of Independent Public Accountants

      As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 7, 2002 (except with respect to the matters discussed in Note 19, as to which the date is February 25, 2002), included in or incorporated by reference into Thermo Electron Corporation's Annual Report on Form 10-K for the year ended December 29, 2001, into the Company's previously filed Registration Statement No. 33-00182 on Form S-8, Registration Statement No. 33-8993 on Form S-8, Registration Statement No. 33-8973 on Form S-8, Registration Statement No. 33-16460 on Form S-8, Registration Statement No. 33-16466 on Form S-8, Registration Statement No. 33-25052 on Form S-8, Registration Statement No. 33-37865 on Form S-8, Registration Statement No. 33-37867 on Form S-8, Registration Statement No. 33-36223 on Form S-8, Registration Statement No. 33-52826 on Form S-8, Registration Statement No. 33-52804 on Form S-8, Registration Statement
No. 33-52806 on Form S-8, Registration Statement No. 33-52800 on Form S-8, Registration Statement No. 33-37868 on Form S-8, Registration Statement No. 33-51187 on Form S-8, Registration Statement No. 33-51189 on Form S-8, Registration Statement No. 33-54347 on Form S-8, Registration Statement No. 33-54453 on Form S-8, Registration Statement No. 33-65237 on Form S-8, Registration Statement No. 33-61561 on Form S-8, Registration Statement No. 33-58487 on Form S-8, Registration Statement No. 333-01277 on Form S-3, Registration Statement No. 333-01893 on Form S-3, Registration Statement No. 333-19535 on Form S-8, Registration Statement No. 333-19633-01 on Form S-4, Registration Statement No. 333-34909-01 on Form S-3, Registration Statement No. 333-14265 on Form S-8, Registration Statement No. 333-62957 on Form S-3, Registration Statement No. 333-90761 on Form S-8, Registration Statement No. 333-90823 on Form S-8, Registration Statement No. 333-94627 on Form S-8, Registration Statement No. 333-32035-01 on Form S-3, Registration Statement No. 333-48432 on Form S-8, Registration Statement No. 333-46408 on Form S-8, Registration Statement No. 333-43702 on Form S-8, Registration Statement No. 333-43698 on Form S-8, Registration Statement No. 333-40578 on Form S-8, Registration Statement No. 333-40576 on Form S-8, Registration Statement No. 333-33070 on Form S-8, Registration Statement No. 333-33062 on Form S-8, Registration Statement No. 333-33068 on Form S-8, Registration Statement No. 333-33064 on Form S-8, Registration Statement No. 333-33058 on Form S-8, Registration Statement No. 333-33066 on Form S-8, Registration Statement No. 333-33060 on Form S-8, Registration Statement No. 333-33074 on Form S-8, Registration Statement No. 333-33072 on Form S-8, Registration Statement No. 333-60024 on Form S-3, Registration Statement No. 333-62004 on Form S-8, Registration Statement No. 333-76670 on Form S-8, and Registration Statement No. 333-83470 on Form S-8.



                                                    Arthur Andersen LLP



Boston, Massachusetts
March 14, 2002